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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                   ----------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 18, 1999


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1999-2)



                                SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)



        UNITED STATES                333-61691                  36-1414142
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)



          ONE LINCOLN CENTRE
       Oakbrook Terrace, Illinois                           60181
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         (Address of Principal                            (Zip Code)
          Executive Offices)



       Registrant's telephone number, including area code (630) 916-4000

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Item 5.  Other Events.

                  The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998 that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to AFC Mortgage Loan Asset Backed Certificates, Series 1999-2, is attached hereto as Exhibit 23.1.

                  The audited financial statements of FGIC as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998 are attached hereto as Exhibit 99.1. The unaudited interim financial statements of FGIC as of March 31, 1999 are attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not Applicable.

         (c)      Exhibits


                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.       Description
-----------       -----------       -----------
23.1              23                Consent of KPMG LLP

99.1              99                Audited Financial Statements of FGIC as of
                                    December 31, 1998 and 1997, and for each of the years in the three-year period ended
                                    December 31, 1998

99.2              99                Unaudited Interim Financial Statements of
                                    FGIC as of March 31, 1999



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SUPERIOR BANK FSB

                                              By:/s/ WILLIAM C. BRACKEN
                                                 ----------------------
                                              Name:  William C. Bracken
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

Dated: June 18, 1999


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                                  EXHIBIT INDEX
                                  -------------

Exhibit     Description
-------     -----------

23.1        Consent of KPMG LLP

99.1 Audited Financial Statements of Financial Guaranty Insurance Company as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998

99.2 Unaudited Interim Financial Statements of Financial Guaranty Insurance Company as of March 31, 1999